Fees Summary	Oct. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	425,615.32
Total Transaction Valuation	4,892,130,171.54
Total Offset Amount	274,390.65
Net Fee	$ 151,224.67